                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 26, 1998
                                                         ----------------



                            SLM FUNDING CORPORATION
                            ------------------------
                formerly known as SALLIE MAE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)
            (Originator of the Sallie Mae Student Loan Trust 1995-1,
                   the Sallie Mae Student Loan Trust 1996-1,
                       the SLM Student Loan Trust 1996-2,
                       the SLM Student Loan Trust 1996-3,
                       the SLM Student Loan Trust 1996-4,
                       the SLM Student Loan Trust 1997-1,
                       the SLM Student Loan Trust 1997-2,
                       the SLM Student Loan Trust 1997-3,
                     and the SLM Student Loan Trust 1997-4)


Delaware                 33-95474/333-2502/333-24949          23-2815650
--------                 ---------------------------          ----------
(State or other           (Commission File Numbers)        (I.R.S. employer
Jurisdiction of                                           Identification No.)
Incorporation)



                            777 Twin Creek Drive
                            Killeen, Texas 76543
                            --------------------
                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (817) 554-4500

                                  Page 1 of 5
                        Exhibit Index appears on Page 5

Item 5.     Other Events
            ------------

            On January 26, 1998, the Sallie Mae Student Loan Trust 1995-1 made its ninth, the Sallie Mae Student Loan Trust 1996-1 made its eighth, the SLM Student Loan Trust 1996-2 made its seventh, the SLM Student Loan Trust 1996-3 made its sixth, the SLM Student Loan Trust 1996-4 made its fifth, the SLM Student Loan Trust 1997-1 made its fourth, the SLM Student Loan Trust 1997-2 made its third, and the SLM Student Loan Trust 1997-3 made its second regular quarterly distribution of funds to holders of their respective Floating Rate Student Loan-Backed Notes and distributed their respective Quarterly Servicing Reports, filed herewith as an Exhibit to this Form 8-K, to Certificateholders and Noteholders of record.

            The Registrant is hereby filing the Quarterly Servicing Reports reflecting each Trust's activities as of January 26, 1998.

                                  Page 2 of 5
                        Exhibit Index appears on Page 5

Item 7.     Financial Statements, Pro Forma Financial Statements and Exhibits
            -----------------------------------------------------------------

            (c)  Exhibits

                   19.1 Quarterly Servicing Reports




                                  Page 3 of 5
                        Exhibit Index appears on Page 5

                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 5, 1998

                                    SLM FUNDING
                                      CORPORATION

                                    By:   /s/ J. LANCE FRANKE
                                          -------------------
                                    Name:     J. Lance Franke
                                    Title:    Chief Financial Officer





                                  Page 4 of 5
                        Exhibit Index appears on Page 5

                               INDEX TO EXHIBIT
                               ----------------
                                                                   Sequentially
Exhibit                                                              Numbered
Number                             Exhibit                             Page
-------                            -------                         ------------


  19.1                  Quarterly Servicing Reports.




                                  Page 5 of 5
                        Exhibit Index appears on Page 5